FOR IMMEDIATE RELEASE

CONTACT:           STEVEN KESSLER
CHIEF FINANCIAL OFFICER
RESOURCE AMERICA, INC.
1845 WALNUT STREET, SUITE 1000
PHILADELPHIA, PA 19103
215/546-5005, 215/546-4785 (fax)

RESOURCE AMERICA, INC.
REPORTS OPERATING RESULTS
FOR THE SECOND FISCAL QUARTER ENDED MARCH 31, 2006

Philadelphia, PA May 3, 2006 - Resource America, Inc. (Nasdaq: REXI) (the "Company") reported income from continuing operations of $5.0 million and $10.4 million for the second fiscal quarter and six months ended March 31, 2006, as compared to $7,000 and $1.1 million for the second fiscal quarter and six months ended March 31, 2005, an increase of $5.0 million and $9.3 million, respectively. Net income from continuing operations per common share-diluted was $0.25 and $0.52 per common share for the second fiscal quarter and six months ended March 31, 2006, as compared to net income from continuing operations per common share-diluted of $0.00 and $0.06 per common share for the second fiscal quarter and six months ended March 31, 2005. Operating income as adjusted, before depreciation and amortization, was $9.3 million and $15.9 million for the second fiscal quarter and six months ended March 31, 2006, respectively, as compared to $1.4 million and $654,000 for the second fiscal quarter and six months ended March 31, 2005, respectively, an increase of $7.9 million and $15.3 million. The following reconciles operating income as adjusted to our operating income (loss) for the second fiscal quarter and six months ended March 31, 2006 and 2005 (in thousands):

	Three Months Ended		Six Months Ended
	March 31,		March 31,
	2006	2005	2006	2005
Operating income (loss)	$8,487	$989	$14,205	$(149)
Plus:
Depreciation and amortization	859	425	1,720	803
Operating income as adjusted	$9,346	$1,414	$15,925	$654

Management of the Company believes that operating income as adjusted provides additional information with respect to the Company’s ability to meet its debt service, capital expenditusres and working capital requirements. This measure is similar to EBITDA, a commonly used measure of a business’ ability to generate cash flow without consideration of its financing structure. EBITDA is widely used by commercial banks, investment bankers, rating agencies and investors in evaluating performance relative to peers and pre-set performance standards. Neither adjusted operating income nor EBITDA are measures of financial performance under GAAP and, accordingly, should not be considered as a substitute for net income or cash flows from operating activities prepared in accordance with GAAP.

Income from continuing operations for the six months ended March 31, 2006 was positively impacted by a $1.5 million tax benefit as a result of tax strategies the Company implemented during the first fiscal quarter ended December 31, 2005. The Company expects its effective annual tax rate to be 29% for fiscal 2006 and therefore expects the tax rate for the next two fiscal quarters to be higher than 29%.  Future tax rates could change if estimates of taxable income change. If the Company assumed the expected tax rate for the entire fiscal year for the second fiscal quarter and six months ended March 31, 2006, income from continuing operations per common share-diluted would have been $0.31 and $0.45 per common share, respectively.

Net income was $5.1 million and $11.5 million for the second fiscal quarter and six months ended March 31, 2006, respectively, as compared to net income of $7.5 million and $16.0 million for the second fiscal quarter and six months ended March 31, 2005, respectively. Net income per common share-diluted was $0.26 and $0.58 per common share for the second fiscal quarter and six months ended March 31, 2006, respectively, as compared to net income per common share-diluted of $0.40 and $0.85 per common share for the second fiscal quarter and six months ended March 31, 2005, respectively. Net income for the second fiscal quarter and six months ended March 31, 2005 includes $6.7 million and $13.8 million, respectively of discontinued operations, net of tax from Atlas America, Inc. (Nasdaq: ATLS), the Company’s former 80% owned subsidiary that was spun-off at June 30, 2005. Excluding the operations of Atlas America, net income per common share-diluted would have been $0.04 and $0.12 per common share for the second fiscal quarter and six months ended March 31, 2005, respectively.

Costs and expenses incurred in the second fiscal quarter and six months ended March 31, 2006 for compliance with the Sarbanes-Oxley Act of 2002 were $164,000 and $833,000, respectively, as compared to $300,000 and $420,000, respectively, in the second fiscal quarter and six months ended March 31, 2005. The Company’s depreciation and amortization expense also increased to $859,000 and $1.7 million in the second fiscal quarter and six months ended March 31, 2006, respectively, as compared to $425,000 and $803,000 in the second fiscal quarter and six months ended March 31, 2005, respectively. This expense relates principally to an increase in the avergage investment in operating lease assets of the Company’s equipment finance business.

In the second quarter of fiscal 2006, the Company was the prevailing party on an action against an insurance carrier which refused to participate in the Company’s 2002 settlement of a lawsuit. Included in other income (expense) in the three and six months ended March 31, 2006 is $1.2 million related to this matter.

The Company’s assets under management are as follows:

	At March 31,
	2006		2005
Financial fund management	$8.4 billion	(1)	$3.7 billion
Real estate	0.6 billion		0.5 billion
Equipment finance	0.5 billion		0.2 billion
	$9.5 billion		$4.4 billion

(1)	Includes assets under management of $1.3 billion on warehouse facilities for which the Company has been engaged as the collateral manager for CDOs not yet closed.

Resource America, Inc. is a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the financial fund management, real estate and equipment finance sectors.

A description of how the Company calculates assets under management is set forth in item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2005.

For more information, please visit our website at www.resourceamerica.com or contact investor relations at pschreiber@resourceamerica.com.

Highlights for the Second Fiscal Quarter Ended March 31, 2006 and Recent Developments

CORPORATE:

®
The Company increased its managed assets to $9.5 billion at March 31, 2006 from $4.4 billion (116%) at March 31, 2005. The Company expects to close two CDOs (of which $736.5 million are currently included in our assets under management) for which it has been engaged as the collateral manager by June 30, 2006, at which time the Company will begin to earn management fees on those assets.

®
The Company increased its revenues from continuing operations to $20.6 million in the second fiscal quarter ended March 31, 2006, an increase of 85% as compared to the second fiscal quarter ended March 31, 2005.

®
In the second fiscal quarter ended March 31, 2006, the Company purchased 265,495 shares of its common stock for $4.7 million under its current board authorization at an average price of $17.59. The Company’s cash position as of March 31, 2006 was $41.1 million.

®
The Company announced the formation of Resource Europe Limited and Resource Europe Management Limited, a Financial Services Authority registered company, based in London, UK to manage European leveraged loans.

FINANCIAL FUND MANAGEMENT:

®
Trapeza, the Company’s fund manager that invests in and manages trust preferred securities of banks, bank holding companies, insurance companies and REITs, increased its managed assets to $3.5 billion at March 31, 2006 from $2.6 billion (34%) at March 31, 2005.

®
Ischus Capital Management, LLC, the Company’s wholly-owned subsidiary focusing on selecting, investing in and managing primarily real estate related asset-backed securities, increased its managed assets to $4.0 billion at March 31, 2006 from $1.0 billion (289%) at March 31, 2005.

®
Apidos Capital Management, LLC, the Company’s wholly-owned subsidiary focusing on selecting, investing in and managing syndicated loans, increased its managed assets to $836.7 million at March 31, 2006 from $21.5 million at March 31, 2005.

REAL ESTATE:

®
Resource Real Estate Holdings, Inc. (“RRE”), the Company’s real estate asset manager that invests in and manages investment vehicles that manage real estate assets, increased its assets under management to $638.2 million as of March 31, 2006, an increase of $165.3 million (35%) from $472.9 million as of March 31, 2005.  Included in assets under management is $314.3 million of properties purchased for investment partnerships and investors, an increase of $171.1 million (119%) from March 31, 2005.

®
Real estate revenues increased to $9.2 million in the second fiscal quarter ended March 31, 2006, an increase of $6.1 million (194%) from $3.1 million in the second fiscal quarter ended March 31, 2005.

®	RRE sponsored five real estate investment limited partnerships, one currently in the offering stage, and three tenant-in-common offerings as of March 31, 2006.

®	In the second fiscal quarter ended March 31, 2006, RRE resolved its loan investment in the Alex Brown Building and realized net cash proceeds of $19.9 million.

®
RRE sold 19.99% of its 50% interest in an office building at 1845 Walnut Street in Philadelphia, PA and received cash of $4.0 million and a note receivable of $200,000, resulting in a gain of $4.2 million.

EQUIPMENT FINANCE:

®
LEAF Financial Corporation (“LEAF”), the Company’s equipment finance fund manager, increased its assets under management to $469.7 million as of March 31, 2006, an increase of $216.4 million (85%) from March 31, 2005.

®	LEAF’s lease originations increased to $93.6 million in the second fiscal quarter ended March 31, 2006, an increase of $13.7 million (17%) from the second fiscal quarter ended March 31, 2005.

®	LEAF expanded its lease and loan origination capability and assets under management with the acquisition of the business of Unicyn Financial Companies.

®	LEAF’s revenues increased to $5.5 million in the second fiscal quarter year ended March 31, 2006, an increase of $2.3 million (70%) from the second fiscal quarter ended March 31, 2005.

Statements made in this release include forward-looking statements, which involve substantial risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied in this release. For information pertaining to risks relating to these forward-looking statements, reference is made to the section “Risk Factors” contained in Item 1 of the Company’s Annual Report on Form 10-K.

The remainder of this release contains the Company’s unaudited consolidated balance sheets, consolidated statements of income, consolidated statements of cash flows and a reconciliation of net cash (used in) or provided by operating activities of continuing operations to net cash provided by operating activities of continuing operations as adjusted.

RESOURCE AMERICA, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	March 31,	September 30,
	2006	2005
	(unaudited)
ASSETS
Current assets:
Cash	$41,083	$30,353
Restricted cash	−	5,000
Investments in equipment finance	53,132	41,394
Accounts receivable	8,797	10,677
Receivables from managed entities	6,550	4,280
Prepaid expenses and other current assets	13,871	10,473
Assets held for sale	8,064	107,520
Total current assets	131,497	209,697

Loans held for investment - financial fund management	−	97,752
Investments in real estate	49,530	46,049
Investment in Resource Capital Corp.	26,292	15,000
Investments in Trapeza entities	12,224	10,457
Investments in financial fund management entities	13,213	13,312
Property and equipment, net	7,794	30,521
Other assets, net	57,862	34,680
	$298,412	$457,468

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$14,324	$1,543
Secured warehouse credit facility - financial fund management	−	97,751
Secured warehouse credit facilities - equipment finance	39,229	30,942
Payables to managed entities	7,767	591
Accounts payable, accrued expenses and other current liabilities	18,051	19,797
Liabilities associated with assets held for sale	5,010	74,438
Total current liabilities	84,381	225,062

Long-term debt	2,291	17,066

Deferred revenue and other liabilities	11,512	11,590
Minority interests	10,243	16,614
Commitments and contingencies	−	−

Stockholders’ equity:
Preferred stock, $1.00 par value, 1,000,000 shares authorized; none outstanding	-	-
Common stock, $.01 par value, 49,000,000 shares authorized; 26,389,083 and 26,371,780 shares issued, respectively	264	264
Additional paid-in capital	258,565	258,019
Less treasury stock, at cost; 8,783,520 and 8,312,760 shares, respectively	(90,790)	(82,556)
Less ESOP loan receivable	(477)	(488)
Accumulated other comprehensive income	3,232	2,052
Retained earnings	19,191	9,845
Total stockholders’ equity	189,985	187,136
	$298,412	$457,468

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	March 31,		March 31,
	2006	2005	2006	2005
REVENUES
Financial fund management	$5,891	$4,786	$13,402	$6,080
Real estate	9,206	3,135	13,860	5,269
Equipment finance	5,517	3,244	10,598	5,709
	20,614	11,165	37,860	17,058
COSTS AND EXPENSES
Financial fund management	2,693	2,648	4,893	3,280
Real estate	2,714	2,616	4,979	4,818
Equipment finance	3,553	2,324	6,471	4,509
General and administrative	2,308	2,163	5,592	3,797
Depreciation and amortization	859	425	1,720	803
	12,127	10,176	23,655	17,207
OPERATING INCOME (LOSS)	8,487	989	14,205	(149)

OTHER INCOME (EXPENSE)
Interest expense	(1,346)	(417)	(3,619)	(875)
Minority interests	(369)	(842)	(771)	(743)
Other income, net	1,962	281	2,835	3,478
	247	(978)	(1,555)	1,860
Income from continuing operations before taxes	8,734	11	12,650	1,711
Provision for income taxes	3,755	4	2,249	627
Income from continuing operations	4,979	7	10,401	1,084
Income from discontinued operations, net of tax	152	7,455	1,090	14,945
Net income	$5,131	$7,462	$11,491	$16,029

Net income per common share - basic:
Continuing operations	$0.28	$0.00	$0.58	$0.06
Discontinued operations	0.01	0.43	0.06	0.86
Net income	$0.29	$0.43	$0.64	$0.92
Weighted average shares outstanding	17,740	17,526	17,898	17,516

Net income per common share - diluted:
Continuing operations	$0.25	$0.00	$0.52	$0.06
Discontinued operations	0.01	0.40	0.06	0.79
Net income	$0.26	$0.40	$0.58	$0.85
Weighted average shares outstanding	19,810	18,829	19,898	18,765

Dividends declared per common share	$0.06	$0.05	$0.12	$0.10

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended March 31,
	2006	2005 (1)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$11,491	$16,029
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	1,720	803
Accretion of discount	(514)	(876)
Collection of interest	350	401
Provision for possible losses	−	161
Equity in earnings of equity investees	(4,437)	(5,092)
Minority interests	771	743
Distributions paid to minority interest holders	(783)	(677)
Gain from discontinued operations	(1,090)	(14,945)
Gain on sale of RAIT Investment Trust shares	−	(1,459)
Gain on asset resolutions	(5,991)	(83)
Deferred income tax provision	1,154	3,043
Tax benefit from the exercise of stock options	−	(138)
Non-cash compensation on long-term incentive plans	724	248
Non-cash compensation issued	531	56
Non-cash compensation received	(1,222)	(205)
Increase in net assets of FIN 46 entities’ and other assets held for sale	(2)	(155)
Increase in equipment finance investments	(12,415)	(14,202)
Changes in operating assets and liabilities	(320)	(3,357)
Net cash used in operating activities of continuing operations	(10,033)	(19,705)
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(1,550)	(598)
Purchase of loans held for investment - financial fund management	(121,722)	−
Payments received on real estate loans and real estate	20,434	3,272
Investments in real estate	(25,302)	(3,336)
Distributions from equity investees	6,038	4,232
Investment in Resource Capital Corp	(13,500)	(15,000)
Investments in financial fund management entities	(14,925)	(8,300)
Proceeds from sale of financial fund management investment	5,415	−
Proceeds from sale of RAIT Investment Trust shares	−	2,924
Increase in other assets	191	(834)
Net cash used in investing activities of continuing operations	(144,921)	(17,640)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings	381,901	123,369
Principal payments on borrowings	(237,929)	(112,663)
Dividends paid	(2,145)	(1,754)
Minority interest contributions	1	3,650
Proceeds from issuance of stock	79	868
Purchase of treasury stock	(8,350)	−
Net cash provided by financing activities of continuing operations	133,557	13,470
Net cash retained by entities previously consolidated	(3,825)	−

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS − (Continued)
(in thousands)
(unaudited)

	Six Months Ended March 31,
	2006	2005 (1)
CASH FLOWS FROM DISCONTINUED OPERATIONS:
Operating activities	−	7,653
Investing activities	27,124	14,216
Financing activities	8,828	−
Net cash provided by discontinued operations	35,952	21,869
Increase (decrease) in cash	10,730	(2,006)
Cash at beginning of period	30,353	39,907
Cash at end of period	$41,083	$37,901

(1)	Revised presentation to reflect detail of cash flows from discontinued operations.

Reconciliation of Net Cash (Used In) Operating Activities of Continuing Operations to Net Cash Provided By Operating Activities of Continuing Operations, As Adjusted

Net cash provided by operating activities of continuing operations as adjusted was $12.7 million for the six months ended March 31, 2006 as compared to $2.1 million for the six months ended March 31, 2005. The following reconciles net cash provided by continuing operations as adjusted to net cash (used in) operating activities of continuing operations for the six months ended March 31, 2006 and 2005, respectively (in thousands):

	Three Months Ended
	March 31,
	2006	2005
Net cash (used in) operating activities of continuing operations	$(10,033)	$(19,705)

Adjustments:
Increase in equipment finance investments	12,415	14,202
Changes in operating assets and liabilities	320	3,357
Distributions from equity investees	6,038	4,232
Cash proceeds from sale of a partial partnership interest in 1845 Walnut Street	4,000	−
Net cash provided by operating activities of continuing operations, as adjusted	$12,740	$2,086